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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):            June 1, 2001

                               CVEO Corporation
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                (Exact name of registrant specified in Charter)

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
               Delaware                                          1-13430                              04-1419731
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(State or other jurisdiction of incorporation)           (Commission File Number)         (I.R.S. Employer Identification No.)
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               One Fordham Road, North Reading, MA                    01864
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             (Address of principal executive offices)               Zip Code

Registrant's telephone, including area code:  978.664.1100
                                              ----------------------------------

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        (Former name and former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     Pursuant to Bankruptcy Rule 2015, on June 1, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending April 30, 2001 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     . Schedule of Cash Receipts and Disbursements January 22, 2001 to April 30,2001.
     .    Consolidated Balance Sheet as of February 24, 2001.
     . Consolidated Income Statement for the month of February 2001 and year to date.
     .    Consolidated Balance Sheet as of March 31, 2001.
     .    Consolidated Income Statement for the month of March 2001 and year to date.
     .    Consolidated Balance Sheet as of April 30, 2001.
     . Consolidated Income Statement for the month of April 2001 and year to date.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
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     99.1 Financial Information

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Reading, Massachusetts on June 12, 2001.

                                          CVEO CORPORATION


                                          By: /s/ James E. Lawlor
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                                              James E. Lawlor
                                              Senior Vice President and
                                              Chief Financial Officer

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                               INDEX TO EXHIBITS


Exhibit                                                            Page
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99.1      Financial Information                                      4

                                       3